                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
Subsection 240.14a-12

                 Suburban Bancorporation, Inc.
- - ----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                 Suburban Bancorporation, Inc.
- - ----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Rules 0-11(c)(1)(iii), 14a-6(i)(1), or
      14a-6(i)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

              [PRINTER: PLEASE INSERT LETTERHEAD HERE]




                                     September 11, 1996




Dear Stockholder:

     We invite you to attend the annual meeting of stockholders of Suburban Bancorporation, Inc. to be held at the Best Western
Blue Ash Hotel at the intersection of Pfeiffer Road and Interstate 71 in Cincinnati, Ohio on Wednesday, October 16, 1996 at 9:00 a.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, Suburban Federal Savings Bank. Directors and officers of the Company as well as representatives of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                       Sincerely,


                      [PRINTER: PLEASE INSERT SIGNATURE HERE]

                       Joseph F. Hutchison
                       President

                   SUBURBAN BANCORPORATION, INC.
                      10869 MONTGOMERY ROAD
                      CINCINNATI, OHIO  45242
                          (513) 489-4888

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON OCTOBER 16, 1996


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Suburban Bancorporation, Inc. (the "Company") will be held at the Best Western Blue Ash Hotel at the intersection of Pfeiffer Road and Interstate 71 in Cincinnati, Ohio on Wednesday, October 16, 1996 at 9:00 a.m.

     A proxy statement and proxy card for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.     The election of one director of the Company;

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on August 31, 1996 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                          BY ORDER OF THE BOARD OF DIRECTORS


                          [PRINTER: PLEASE INSERT SIGNATURE HERE]

                          JOHN A. BUCHHEID
                          SECRETARY

Cincinnati, Ohio
September 11, 1996

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE
COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO
INSURE A QUORUM.  THE ACCOMPANYING PROXY CARD IS ACCOMPANIED BY A
SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE.  NO POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES.

                         PROXY STATEMENT
                               OF
                  SUBURBAN BANCORPORATION, INC.
                      10869 MONTGOMERY ROAD
                     CINCINNATI, OHIO  45242

                 ANNUAL MEETING OF STOCKHOLDERS
                        OCTOBER 16, 1996

                            GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Suburban Bancorporation, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the Best Western Blue Ash Hotel at the intersection of Pfeiffer Road and Interstate 71 in Cincinnati, Ohio on Wednesday, October 16, 1996 at 9:00 a.m. This proxy statement and the accompanying notice and proxy card are being first mailed to stockholders on or about September 11, 1996.

                VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to John A. Buchheid, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on August 31, 1996 (the "record date") are entitled to one vote for each share then held. At the record date, the Company had 1,474,932 shares of common stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of common stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Company's common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports and other information known by management, the table on the following page sets forth, at the record date, certain information as to the common stock beneficially owned by persons owning in excess of 5% of the Company's common stock and by all directors and executive officers of the Company as a group.

                                      Amount and      Percent of
                                      Nature of       Shares of
Name and Address                      Beneficial     Common Stock
of Beneficial Owner                   Ownership       Outstanding
- - ------------------                    ---------      ------------
Suburban Bancorporation, Inc.
Employee Stock Ownership Plan ("ESOP")
10869 Montgomery Road
Cincinnati, Ohio  45242               85,169 (1)         5.8%

Jerome H. and Susan B. Davis
11 Baldwin Farms North
Greenwich, CT 06831 (2)              108,500             7.4%

All Directors and
 Executive Officers
 as a Group (12 persons)             306,080 (3)(4)     20.7%

- - -----------------
(1) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Barnes, Baron and Frary, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares. Excludes allocated shares held by ESOP. At the record date, 35,113 shares had been allocated to all employees who participate in the ESOP and were still held in trust.

(2) Based on their joint Schedule 13D report as of October 24, 1995, Mr. and Mrs. Davis share voting and dispositive power over 95,500 shares, and Mr. Davis claims sole voting and dispositive power (but Mr. and Mrs. Davis may be deemed to share voting and/or dispositive power) over 13,000 shares.

(3) Includes 110,766 shares which all directors and executive officers as a group had a right to purchase pursuant to stock options within sixty (60) days of the record date; includes 11,401 shares which all directors and executive officers as a group had a right to acquire under the management recognition plans within sixty (60) days of the record date.

(4) Excludes unallocated shares held by the ESOP (see Note (1) above); excludes 22,803 shares held by the Company's management recognition plans which had been awarded to all directors and executive officers as a group, because such persons will not have voting or dispositive power over such shares within 60 days of the record date. All shares held by the management recognition plans are vested as directed by the Board of Directors.

               PROPOSAL I -- ELECTION OF DIRECTORS
GENERAL

     The Board of Directors has nominated Robert A. Baron, who is currently a member of the Board, to serve as director for a three-year period. Under Delaware law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors knows of no reason why the nominee might be unavailable to serve.

     The Company's Board of Directors currently consists of seven members. Director Robert V. Barnes has informed management that rather than retire when he reached his mandatory retirement date of October, 1997 (assuming he was reelected to the Board) he will retire at the expiration of his term as of the date of the Annual Meeting. Thereafter, the Company's Board of Directors will consist of six members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year.

As a result, based on the terms of the current directors, it is anticipated that in 1998 one director will be nominated for a one-year term.

     The following table sets forth the name of the Board of Director's nominee for election as director and of those directors who will continue to serve as such after the Annual Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Bank, the expiration of his term as a director, and the number and percentage of shares of common stock beneficially
owned.   Each director of the Company is also a member of the
Board of Directors of the Company's principal subsidiary, Suburban Federal Savings Bank ("Suburban Federal" or the "Bank").

                                                       Shares of
                            Year First                 Common Stock
                            Elected as    Current      Beneficially
                  Age at    Director of     Term       Owned at the        Percent
     Name         6/30/96   the Bank (1) to Expire    Record Date (2)(3)   of Class
- - ----------------------------------------------------------------------------------

                        BOARD NOMINEE FOR TERM TO EXPIRE IN 1999
Robert A. Baron       56       1991          1996          29,886             2.0%

                          DIRECTORS CONTINUING IN OFFICE

R. Glen Mayfield      54       1991          1997          24,886             1.7%

William V. Strauss    53       1991          1997          12,088             0.8%

William K. Frary      67       1992          1998          10,386             0.7%

Joseph F. Hutchison   54       1992          1998          61,663             4.2%

Kenneth L. Kerr, Jr.  67       1965          1998          41,436             2.7%

_______________
(1) All directors were initially appointed as directors of the Company in 1993 in connection with the incorporation of the Company.

(2)    Includes 9,125, 9,125, 9,125, 9,125, 20,289, and 9,125
shares which Directors Baron, Mayfield, Strauss, Frary, Hutchison, and Kerr, respectively, had a right to purchase pursuant to stock options within sixty (60) days of the record date; includes 253, 253, 253, 253, 3,549, and 253 shares which Directors Baron, Mayfield, Strauss, Frary, Hutchison and Kerr, respectively, had a right to acquire under the management recognition plans within sixty (60) days of the record date.

(3) Excludes shares held by the ESOP (see footnote one on page two); excludes 506, 506, 506, 506, 7,096, and 506 shares held by the Company's management recognition plans which had been awarded to Directors Baron, Mayfield, Strauss, Frary, Hutchison, and Kerr, respectively, because such persons will not have voting or dispositive power over such shares until such shares vest over a period of years (See footnote four on page two).

     Set forth below is information concerning the Company's nominee and continuing directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     ROBERT A. BARON is President and Chief Executive Officer and
Chairman of T-Shirt City, Inc., a wholesale distributor.

     R. GLEN MAYFIELD is President of Mayfield & Robinson, Inc., a management and financial consulting firm located in Cincinnati, Ohio which he founded in 1978. He presently is a Director of NS Group, Inc. (a New York Stock Exchange company), Maescher Industries, Inc., Downing Displays, Inc. and the Atkins and Pearce Manufacturing Co. Mr. Mayfield has served the following community organizations: the Greater Cincinnati Chamber of Commerce, Cincinnati Youth Collaborative, the Smale Commission and the Cincinnati Theatrical Association.

     WILLIAM V. STRAUSS is President of the law firm of Strauss & Troy Co., L.P.A., Cincinnati, Ohio. He is President of Security Title & Guaranty Agency, Inc., an affiliate of Strauss & Troy. Mr. Strauss is a member of a number of community and professional associations, including the Cincinnati Psychoanalytic Institute, where he served as President of the Board of Trustees from 1990 to 1995. Mr. Strauss is a member of the National Leased Housing Association, the University of Cincinnati Real Estate Roundtable, the American, Ohio State and Cincinnati Bar Associations, and the National Association of Industrial and Office Parks.

     WILLIAM K. FRARY joined Suburban Federal in August 1991 as a consultant. He was appointed Interim President in August 1991 and served in this position until February 1992. He was elected to the Board of Directors in February 1992. Prior to joining the Bank, Mr. Frary worked as a consultant for other Ohio thrift institutions, and as an Assistant Regional Director and a Senior Quality Management Specialist for the Office of Regulatory Activities of the Office of Thrift Supervision in Washington, D.C.

     JOSEPH F. HUTCHISON joined Suburban Federal in February 1992 as President and Chief Executive Officer and as a Director.
Prior to joining the Bank, Mr. Hutchison was Executive Vice President of Coast Bank, Sarasota, Florida. Mr. Hutchison is a member of the Board of Trustees of the Tri-State League of Financial Institutions and is First Vice Chairman of the Ohio League of Financial Institutions, and is also a member of the Board of Directors of the Federal Home Loan Bank of Cincinnati.

     KENNETH L. KERR, JR. joined the Bank as a Director in 1965 and was elected Chairman of the Board in 1991. Mr. Kerr is a land developer with KLK Construction Co., Cincinnati, Ohio. Mr.
Kerr has served on the Fay Apartments Community Housing &
Recreation Commission.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Bank hold regular monthly meetings and special meetings as needed. During the year ended June 30, 1996, the Boards of Directors of the Company and the Bank met thirteen times. No director of the Company or the Bank attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended June 30, 1996 and the total number of meetings held by committees on which he served during such fiscal year.

     The Audit Committee of the Company's Board of Directors consists of Directors, William K. Frary (Chairman), Kenneth L. Kerr, Jr. and Robert A. Baron. This committee meets at least annually to review and approve the independent audit report. The committee met two times during fiscal 1996.

     The Executive Compensation Committee of the Company's Board of Directors consists of Directors Robert A. Baron (Chairman), William K. Frary and R. Glen Mayfield. This committee meets at least annually to evaluate the performance of the executive officers and to establish compensation for those individuals. This committee generally meets after each fiscal year end, and met once during fiscal 1996.

     The Company does not have a standing nominating committee. Under the Company's current Bylaws, the Board of Directors, or a committee of the Board, at least 20 days prior to the date of each annual meeting of stockholders, makes nominations for directors. At a regular meeting, the Board of Directors nominated the nominees for election as directors at the Annual Meeting.

EXECUTIVE COMPENSATION

     The following table sets forth cash and noncash compensation for the three fiscal years ended June 30, 1996 awarded to or earned by the Company's Chief Executive Officer for services rendered in all capacities to the Bank and its subsidiary. No other executive officer of the Company at June 30, 1996 received compensation in excess of $100,000 during the fiscal year then ended.

SUMMARY:

                                                                 Long-Term
                            Annual Compensation              Compensation Awards
                    ------------------------------------    ------------------------
Name and                                                                  Securities
Principal                                  Other Annual     Restricted    Underlying
Position    Year    Salary($)  Bonus($)   Compensation(1)   Stock($)(2)  Options(#)(3)
- - --------------------------------------------------------------------------------------
Joseph F.   1996    $155,000   $21,070        $18,718           N/A          N/A
Hutchison   1995     140,000    20,000         17,405           N/A          N/A
President   1994     136,500    20,000         13,456        $177,430       20,289

- - ------------------
(1) 1996, 1995 and 1994 represents the Bank's contribution to its defined contribution profit sharing plan, ($9,344, $9,329 and $8,387), respectively, for the benefit of the named executive, and medical insurance premiums ($5,374) each year. In 1996 includes reimbursement for medical expenses of $4,000.

(2) Based on public offering price on the date of grant ($10.00). Vest over five (5) years beginning September 30, 1993. Mr. Hutchison's 17,743 shares of restricted stock had a value of $252,837 based on the most recent closing price ($14.25) at June 30, 1996. Dividends are paid on the restricted stock.

(3)     Vest over three (3) years beginning September 30, 1993.

OPTIONS:

     The following table sets forth information regarding the number and value of options held by the named executive officer at the end of the last fiscal year. The officer did not exercise any options during the year.

                    Number of Securities            Value of
                    Underlying Options at           In-the-Money Options at
                    Fiscal Year End that were       Fiscal Year End that were
Name                Exercisable/Unexercisable       Exercisable/Unexercisable (1)
- - ----                -------------------------       -----------------------------
Joseph F.                 13,526 / 6,763                $192,745  / $96,373
Hutchison

______________
(1) Based on most recent closing price of shares of the Company's common stock as of June 30, 1996 ($14.25).

DIRECTOR COMPENSATION

     Suburban Federal's directors receive fees of $20,000 per year, and the Chairman of the Board receives additional fees of $20,000 per year. The Bank's directors also receive reimbursement of medical expenses up to $4,000 per year. During fiscal 1996, Suburban Federal's directors' fees totaled $168,000.


     The Company's Board of Directors adopted in January 1994 the "Suburban Bancorporation, Inc. Retirement Plan for Non-Employee Directors." Under the plan, non-employee directors will receive upon retirement benefits equal to two-thirds of the director's total compensation in the year preceding his retirement. The actuarially determined plan expense was $38,000 in 1996.

     Effective September 30, 1993 each non-employee director of the Bank received a one-time award of 1,267 shares of the Company's common stock under the Company's management recognition plans and a one-time grant of options to purchase 9,125 shares of the Company's common stock under the Company's stock option and incentive plan. The shares awarded under the management recognition plans will become 20% vested after one year and an additional 20% vested after each subsequent year. The options granted under the stock option and incentive plan will become one-third exercisable after one year and an additional one-third exercisable after each subsequent year.

EMPLOYMENT AGREEMENT

     The Company and the Bank have entered into an employment agreement with Mr. Joseph Hutchison, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Hutchison is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Board of Directors. The agreement provides for a term of three years, with a current annual base salary equal to $162,750. On each anniversary date of the agreement, the term of employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of Mr. Hutchison has met the required performance standards and that the agreement should be extended. The agreement provides Mr. Hutchison with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreement will terminate upon Mr. Hutchison's death or disability and is terminable for "just cause" as defined in the agreement. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Hutchison without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement plus an additional 12-month period. If the agreement is terminated due to Mr. Hutchison's "disability" (as defined in the agreement), Mr. Hutchison will be entitled to a continuation of his salary and benefits for up to 180 days following such termination. In the event of Mr. Hutchison's death during the term of the agreement, his estate will be entitled to receive his salary through the remaining term of the agreement. Severance benefits payable to Mr. Hutchison or to his estate will be paid in a lump sum or in installments, as he (or his estate) elects. Mr. Hutchison is able to voluntarily terminate the agreement by providing 60 days written notice to the Boards of Directors of the Bank and the Company, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination. In the event of voluntary termination of Mr. Hutchison's employment for any reason other than following a change in control (as described below), he will be prohibited for a period of one year following such termination from engaging in a business or enterprise which competes with the Company or the Bank within Hamilton County, Ohio.

     The agreement contains provisions stating that in the event of Mr. Hutchison's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," he will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company.

     In addition, under the agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The agreement also provides for a similar lump sum payment to be made in the event of Mr. Hutchison's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by him, including (i) the requirement that he perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a reduction in his base compensation as then in effect, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans,
(iv) the assignment to him of duties and responsibilities which are other than those normally associated with his position with the Bank, (v) a material reduction in his authority and responsibility, and (vi) the failure to re-elect him to the Company's or the Bank's Board of Directors.

The aggregate payments that would be made to Mr. Hutchison assuming his termination of employment under the foregoing circumstances at June 30, 1996 would have been up to approximately $487,000. In the event that Mr. Hutchison prevails over the Company and the Bank in a legal dispute as to the agreement, he will be reimbursed for his legal and other expenses, up to $75,000.

TRANSACTIONS WITH MANAGEMENT

     Suburban Federal offers loans to its directors, officers and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

     Under current law, Suburban Federal's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. Under prior law, however, Suburban Federal had a policy of offering loans to directors, officers, employees and their immediate family members residing at the same address on terms substantially equivalent to those offered to the public, except the interest rates on loans were reduced so long as the director, officer or employee remained at the Bank. The following table sets forth information at June 30, 1996 relating to loans made to directors and executive officers of the Bank whose terms included reduced interest rates or other preferential terms and whose total aggregate balances exceeded $60,000 at any time since July 1, 1994.

                                                                                     Balance at     Highest
Name and Relation      Type of        Date        Original    Interest   Prevailing     June      Balance Since
to Bank                  Loan      Originated      Amount       Rate        Rate      30, 1996    July 1, 1995
- - ----------------------------------------------------------------------------------------------------------------
Kenneth L. Kerr, Jr.    Mortgage      1986        $140,000      7.50%      10.50%     $121,598       $124,150
Chairman of the Board

                RELATIONSHIP WITH INDEPENDENT AUDITORS

     Deloitte & Touche LLP, independent public accountants, served as the Company's independent auditors for the fiscal year ended June 30, 1996. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, and he will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

                           OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

                          MISCELLANEOUS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's annual report to stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the record date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Secretary of the Company. Such annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                       STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 10869 Montgomery Road, Cincinnati, Ohio 45242, no later than May 14, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           [PRINTER: PLEASE INSERT SIGNATURE
HERE]

                           JOHN A. BUCHHEID
                           SECRETARY

Cincinnati, Ohio
September 11, 1996

                               REVOCABLE PROXY
                        SUBURBAN BANCORPORATION, INC.
                             Cincinnati, Ohio


                       ANNUAL MEETING OF STOCKHOLDERS
                               October 16, 1996


     The undersigned hereby appoints Directors R. Glen Mayfield, William V. Strauss and William K. Frary with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Suburban Bancorporation, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at the Best Western Blue Ash Hotel at the intersection of Pfeiffer Road and Interstate 71 in Cincinnati, Ohio on Wednesday, October 16, 1996 at 9:00 a.m., and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
     1.  The election as director of the
         nominee listed below.              [   ]       [   ]


         Robert A. Baron


     The Board of Directors recommends a vote "FOR" the named nominee.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the annual meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a proxy statement dated September 11, 1996 and an annual report to stockholders.

Dated: _______________________, 1996


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.



     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.